SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 16, 2004


                         WHEELING-PITTSBURGH CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      000-50300                 55-0309927
----------------------------         --------------          -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


     1134 Market Street, Wheeling, WV                             26003
     ------------------------------------------------------   -------------
     (Address of principal executive offices)                   (Zip code)


       Registrant's telephone number, including area code: (304) 234-2400



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Item 12.  Results of Operations and Financial Condition

          On March 16, 2004, Wheeling-Pittsburgh Corporation issued a press release regarding its earnings for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto.

          The information in this Current Report on Form 8-K, including the attached press release, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WHEELING-PITTSBURGH CORPORATION


                                     By: /s/ Paul J. Mooney
                                         --------------------------------
                                         Paul J. Mooney
                                         Chief Financial Officer
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)

Dated:  March 16, 2004

                                  EXHIBIT INDEX

Exhibit Number          Description

99.1                    Press Release, dated March 16, 2004